UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

----------

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

----------

Date of Report (Date of earliest event reported): July 31, 2011

PEOPLES BANCORPORATION, INC.

Incorporated under the	Commission File No. 000-20616	I.R.S. Employer
laws of South Carolina		Identification No.
57-09581843

1818 East Main Street
Easley, South Carolina 29640
Telephone: (864) 859-2265

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.02  Results of Operations and Financial Condition.

2011 Second Quarter Earnings

Please see Exhibit 99 for the  Registrant's  2011 Second Quarter Earnings Release.

Section 5 - Corporate Governance and Management

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective July 31, 2011, R. Riggie Ridgeway retired as Chief Executive Officer Emeritus of the Registrant.  He will continue to serve as a director of the Registrant until his term expires in May 2012.  Mr. Ridgeway's retirement was not as a result of any disagreement with the Registrant on any matter relating to the Registrant's operations, policies or practices.

Section 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

(c) Exhibit 99 -  Registrant's 2011 Second Quarter Earnings Release.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PEOPLES BANCORPORATION, INC.
(Registrant)

Date: August 2, 2011	By: /s/ Robert E. Dye, Jr.
------------------------------------------------------------
Robert E. Dye, Jr.
Senior Vice President (Principal Financial
and Principal Accounting Officer)

EXHIBIT INDEX

Exhibit 99	Registrant's 2011 Second Quarter Earnings Release